UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 20, 2013

Date of Earliest Event Reported: May 19, 2013

Warner Chilcott Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands
Dublin 2, Ireland
(Address of Principal Executive Offices)

+353.1.897.2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Transaction Agreement and Conditions Appendix

On May 19, 2013, Warner Chilcott Public Limited Company, a public limited company organized under the laws of Ireland (“Warner Chilcott”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among Warner Chilcott, Actavis, Inc., a Nevada corporation (“Actavis”), Actavis Limited, a private limited company organized under the laws of Ireland (“New Actavis”), Actavis Ireland Holding Limited, a private limited company organized under the laws of Ireland and a wholly owned direct subsidiary of New Actavis (“IrishSub”), Actavis W.C. Holding LLC, a limited liability company organized in Delaware and a wholly owned direct subsidiary of New Actavis (“U.S. Holdco”), and Actavis W.C. Holding 2 LLC, a limited liability company organized in Nevada and a wholly owned direct subsidiary of New Actavis (“U.S. Merger Sub”). Under the terms of the Transaction Agreement, (a) New Actavis will acquire Warner Chilcott (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) U.S. Merger Sub will merge with and into Actavis, with Actavis as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). As a result of the Transactions, both Actavis and Warner Chilcott will become wholly owned subsidiaries of New Actavis.

At the effective time of the Scheme, each Warner Chilcott shareholder will be entitled to receive 0.160 of a newly issued New Actavis ordinary share in exchange for each Warner Chilcott ordinary share held by such shareholder.  Cash will be paid in lieu of any fractional shares of New Actavis.  At the effective time of the Merger, each share of Actavis common stock will be converted into the right to receive one New Actavis ordinary share.

The conditions to the implementation of the Transactions are set forth in Appendix III (the “Conditions Appendix”) to the announcement  issued by Warner Chilcott and Actavis pursuant to Rule 2.5 of the Irish Takeover Rules on May 20, 2013 (the “Rule 2.5 Announcement”).  These conditions include:

•	the adoption of the Transaction Agreement by Actavis shareholders holding a majority of the outstanding shares of Actavis common stock;

•
the approval of the Scheme by a majority in number of the Warner Chilcott shareholders representing 75% or more in value of the Warner Chilcott ordinary shares held by such holders, present and voting either in person or by proxy, at a special meeting of Warner Chilcott shareholders, the approval by Warner Chilcott shareholders of certain other resolutions, and the sanction by the Irish High Court of the Scheme;

•
the approval by the New York Stock Exchange for listing (subject to satisfaction of any conditions to which such approval is expressed to be subject) of the New Actavis shares to be issued in connection with the Transactions;

•	all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or having been terminated;

•
all required regulatory clearances having been obtained and remaining in full force and effect and applicable waiting periods having expired, lapsed or terminated (as appropriate), in each case in connection with the Acquisition, under the antitrust, competition or foreign investment laws of Germany, France and, to the extent applicable, Canada and any other applicable jurisdiction in which Actavis or Warner Chilcott conducts its operations if the failure to obtain regulatory clearance in such jurisdiction could reasonably be expected to be material to New Actavis (after giving effect to the Transactions);

•
no injunction, restraint or prohibition by any court of competent jurisdiction or antitrust order by any governmental authority which prohibits consummation of the Acquisition or the Merger having been entered and remaining in effect; and

•
the Registration Statement on Form S-4 to be filed by New Actavis in connection with the Transactions having become effective under the Securities Act of 1933 and not being the subject of any stop order or proceedings seeking any stop order.

In addition, each party’s obligation to effect the Transactions is conditional, among other things, upon:

•	the accuracy of the other party’s representations and warranties in the Transaction Agreement, subject to specified materiality standards; and

•	the performance by the other party of its obligations under the Transaction Agreement in all material respects.

Pursuant to the Transaction Agreement, effective as of the closing of the Transactions, the board of directors of New Actavis will be comprised of (i) seven members of the Actavis board of directors as of immediately prior to the closing and (ii) five members of the Warner Chilcott board of directors as of the date of the Transaction Agreement, except that, at Actavis’ option, a new independent director may be substituted for one of the members of the Warner Chilcott board of directors.

Pursuant to the Transaction Agreement, each outstanding Warner Chilcott equity-based award will be assumed by New Actavis and converted into a New Actavis award with the same terms and conditions on the basis of 0.160 New Actavis ordinary share for each Warner Chilcott ordinary share (except that, subject to regulatory approval, certain options that would otherwise be subject to adverse tax consequences will be cancelled in exchange for the transaction consideration to which other Warner Chilcott shareholders are entitled net of exercise price and applicable withholding taxes).  The holder of any award of restricted shares or restricted share units that is vested as of the effective time will be treated on the same basis as other Warner Chilcott shareholders (less applicable withholding taxes).  Further, outstanding Actavis equity-based awards will be assumed by New Actavis and converted into New Actavis awards with the same terms and conditions on the basis of one New Actavis ordinary share for each Actavis share (except that, subject to regulatory approval, certain awards that would otherwise be subject to adverse tax consequences will be cancelled in exchange for New Actavis shares, net of exercise price, if applicable, and applicable withholding taxes).

The Transaction Agreement contains customary representations, warranties and covenants by Actavis and Warner Chilcott. Each party has agreed, among other things, subject to certain exceptions, not to solicit any offer or proposal for specified alternative transactions, or to participate in discussions regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made or, to such party’s knowledge, is considering making such an offer or proposal. In addition, certain covenants require each of the parties to use, subject to the terms and conditions of the Transaction Agreement, all reasonable endeavours to cause the Transactions to be consummated.  The Transaction Agreement also requires each of Actavis and Warner Chilcott to call and hold shareholders’ meetings and, subject to certain exceptions, requires the boards of directors of Actavis and Warner Chilcott to recommend approval of the Transactions. Under the Transaction Agreement, Warner Chilcott is permitted to pay the previouly announced cash dividend of $0.25 per share, payable June 14, 2013 to shareholders of record at the close of business on May 31, 2013. Warner Chilcott’s ability to pay subsequent dividends will be subject to Actavis’s consent.

The Transaction Agreement contains certain customary termination rights, including, among others, (a) the right of either Warner Chilcott or Actavis to terminate the agreement if either party’s shareholders fail to approve the Transactions, (b) the right of either Warner Chilcott or Actavis to terminate the Transaction Agreement if the board of directors of the other party changes its recommendation to approve the Transactions, (c) the right of Warner Chilcott to terminate the Transaction Agreement to enter into an agreement providing for a “Superior Proposal” as defined in the Transaction Agreement, (d) the right of either Warner Chilcott or Actavis to terminate the Transaction Agreement if the Scheme shall not have become effective by the date that is nine months after the date of the Transaction Agreement (the “End Date”), subject to certain conditions, provided that the End Date shall be extended by an additional three months in certain circumstances and (e) the right of either Warner Chilcott or Actavis to terminate the Transaction Agreement due to a material breach by the other party of any of its representations, warranties or covenants, subject to certain conditions. The Transaction Agreement also provides that if the Transaction Agreement is terminated in certain specified circumstances, then Actavis shall pay to Warner Chilcott $160 million.

Expenses Reimbursement Agreement

In addition, on May 19, 2013, Actavis and Warner Chilcott entered into an Expenses Reimbursement Agreement (“ERA”), the terms of which have been approved by the Irish Takeover Panel. Under the ERA, Warner Chilcott has agreed to pay to Actavis the documented, specific and quantifiable third party costs and expenses incurred by Actavis in connection with the Acquisition upon the termination of the Transaction Agreement in certain specified circumstances. The maximum amount payable by Warner Chilcott to Actavis pursuant to the ERA is an amount equal to one percent of the aggregate value of the issued share capital of Warner Chilcott as ascribed by the terms of the Acquisition.

The foregoing descriptions of the terms of the Transaction Agreement, the Conditions Appendix and the ERA are only summaries, do not purport to be complete and are qualified in their entirety by the complete text of the Transaction Agreement, the Conditions Appendix and the ERA, copies of which are filed as Exhibits 2.1, 2.2 and 2.3 hereto and incorporated herein by reference. The documents attached hereto have been included to provide investors with information regarding their terms. The Transaction Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of the contract between the parties and may be subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 7.01.   Regulation FD Disclosure.

On May 20, 2013, Warner Chilcott and Actavis issued the Rule 2.5 Announcement pursuant to Rule 2.5 of the Irish Takeover Rules. The full text of the Rule 2.5 Announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein by reference shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

2.1
Transaction Agreement, dated May 19, 2013, by and among Warner Chilcott Public Limited Company, Actavis, Inc., Actavis Limited, Actavis Ireland Holding Limited, Actavis W.C. Holding LLC and Actavis W.C. Holding 2 LLC.*

2.2	Appendix III to Rule 2.5 Announcement, dated May 20, 2013 (Conditions of the Acquisition and the Scheme).

2.3	Expenses Reimbursement Agreement, dated May 19, 2013, by and between Warner Chilcott Public Limited Company and Actavis, Inc.

99.1	Rule 2.5 Announcement, dated May 20, 2013.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  New Actavis will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, each of Actavis and Warner Chilcott will file with the SEC a proxy statement and each of New Actavis, Actavis and Warner Chilcott will file with the SEC other documents with respect to the proposed transaction.  In addition, a definitive proxy statement/prospectus will be mailed to shareholders of Actavis and Warner Chilcott.  INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND WARNER CHILCOTT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Warner Chilcott agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by New Actavis, Actavis and Warner Chilcott through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New Actavis and Actavis will be available free of charge on Actavis’s internet website at www.actavis.com or by contacting Actavis’s Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Warner Chilcott will be available free of charge on Warner Chilcott’s internet website at www.wcrx.com or by contacting Warner Chilcott’s Investor Relations Department at (973) 442-3200.

Actavis, Warner Chilcott, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Warner Chilcott is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the SEC on May 10, 2013, its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 5, 2013, and its Current Reports on Form 8-K, which were filed with the SEC on May 2, 2013 and May 8, 2013.  Information about the directors and executive officers of Actavis is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the SEC on May 7, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 29, 2013, and certain of its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2013 and May 13, 2013.  Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Statement Required by the Irish Takeover Rules

The directors of Warner Chilcott accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure such is the case) the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

Deutsche Bank Securities Inc. is acting exclusively for Warner Chilcott as financial advisor and is not acting as financial advisor to anyone else in connection with the matters referred to in this announcement and will not be responsible to anyone other than Warner Chilcott in connection therewith for providing advice in relation to the matters referred to in this announcement. Deutsche Bank Securities Inc. has delegated certain of its financial advisory functions and responsibilities to Deutsche Bank AG, acting through its London branch. Deutsche Bank AG, acting through its London branch is performing such delegated functions and responsibilities exclusively for Warner Chilcott and is not acting as a financial adviser for any other person in connection with the matters referred to in this announcement and will not be responsible to any such other person for providing advice in relation to the matters referred to in this announcement. Deutsche Bank AG is authorized under German Banking Law (competent authority: BaFin – Federal Financial Supervisory Authority) and authorized and subject to limited regulation by the Financial Conduct Authority. Details about the extent of Deutsche Bank AG’s authorization and regulation by the Financial Conduct Authority are available on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2013

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Transaction Agreement, dated May 19, 2013, by and among Warner Chilcott Public Limited Company, Actavis, Inc., Actavis Limited, Actavis Ireland Holding Limited, Actavis W.C. Holding LLC and Actavis W.C. Holding 2 LLC.*

2.2	Appendix III to Rule 2.5 Announcement, dated May 20, 2013 (Conditions of the Acquisition and the Scheme).

2.3	Expenses Reimbursement Agreement, dated May 19, 2013, by and between Warner Chilcott Public Limited Company and Actavis, Inc.

99.1	Rule 2.5 Announcement, dated May 20, 2013.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Warner Chilcott agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.